First Quarter 2021 Business Review May 5, 2021 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent Kadant’s expectations as of May 4, 2021. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the fiscal year ended January 2, 2021 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to the impact of the COVID-19 pandemic on our operating and financial results; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; price increases or shortages of raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; substitution of an alternative index for LIBOR; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted diluted EPS (earnings per share), adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our first quarter earnings press release issued May 4, 2021, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision- making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

BUSINESS REVIEW Jeffrey L. Powell, President & CEO 4KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

Operational Highlights • Record demand for parts and solid execution by our businesses led to strong margin performance and excellent cash flow in the first quarter • Capital project activity combined with high demand for parts and consumables led to record bookings in the first quarter • Strong cash flow in Q1 was a historical high for a first quarter 5KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

Q1 2021 Performance 6 Q1 21 Q1 20 Change Revenue $172.5 $159.1 +8.4% Net Income $16.6 $12.5 +32.2% Adjusted EBITDA* $31.1 $27.3 +14.2% Adjusted EBITDA Margin* 18.0% 17.1% +90 bps Diluted EPS $1.43 $1.09 +31.2% Operating Cash Flow $19.1 $6.2 +209.5% Free Cash Flow* $16.8 $3.5 +383.3% Bookings $204.5 $175.6 +16.4% HIGHLIGHTS • Record bookings performance led by our Industrial Processing segment • Parts and consumables revenue was up 12% and made up 68% of Q1 revenue • Strong performance across all operating segments contributed to a solid adjusted EBITDA • Free cash flow* was up nearly 4x to $17 million ($ in millions, except per share amounts) KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

$67.7 $49.4 $49.6 $61.9 $76.0 1Q20 2Q20 3Q20 4Q20 1Q21 Flow Control 7 $ in millions Q1 21 Q1 20 Change Revenue $63.8 $57.1 +11.6% Bookings $76.0 $67.7 +12.2% Adjusted EBITDA* $18.0 $14.9 +20.8% Adjusted EBITDA Margin* 28.3% 26.1% +220 bps HIGHLIGHTS • Robust Q1 capital project activity and bookings • Parts and consumables revenue made up 72% of total Q1 revenue • Product mix and operating leverage drove strong adjusted EBITDA margin BOOKINGS ($ in millions) KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

$65.8 $53.1 $59.9 $94.8 $86.6 1Q20 2Q20 3Q20 4Q20 1Q21 Industrial Processing 8 $ in millions Q1 21 Q1 20 Change Revenue $69.2 $64.7 +6.9% Bookings $86.6 $65.8 +31.5% Adjusted EBITDA* $14.5 $12.6 +15.4% Adjusted EBITDA Margin* 21.0% 19.5% +150 bps HIGHLIGHTS • Strong demand for wood products supported by strength in U.S. housing • Consistently high operating rates driving demand for parts • Parts and consumables revenue made up 70% of total Q1 revenue • Product mix and operating leverage drove strong adjusted EBITDA margin BOOKINGS ($ in millions) KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

$42.0 $30.5 $33.8 $39.9 $41.9 1Q20 2Q20 3Q20 4Q20 1Q21 Material Handling 9 $ in millions Q1 21 Q1 20 Change Revenue $39.6 $37.3 +6.1% Bookings $41.9 $42.0 -0.4% Adjusted EBITDA* $7.1 $6.9 +2.7% Adjusted EBITDA Margin* 18.0% 18.6% -60 bps HIGHLIGHTS • Stable demand with revenue increasing 6% compared to prior year • Parts and consumables revenue made up 60% of total Q1 revenue • Improving market conditions in Europe and North America with increasing activity in food and recycling sectors BOOKINGS ($ in millions) KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

Business Outlook • Demand expected to remain strong as industrial activity increases in North America and Europe • Variability around vaccine distribution and infection rates lead to continued uncertainty on the global macroeconomic front • Our solid balance sheet and strong cash flows position us to capitalize on new opportunities 10KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

FINANCIAL REVIEW Michael J. McKenney, EVP & CFO KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 11

Q1 2021 Financial Performance Q1 21 Q1 20 Gross Margin 43.9% 42.9% SG&A % of Revenue 28.7% 28.7% Operating Income $23.4 $19.7 Net Income $16.6 $12.5 Adjusted EBITDA* $31.1 $27.3 Diluted EPS $1.43 $1.09 HIGHLIGHTS • Adjusted EBITDA margin* of 18.0% • Operating cash flow of $19.1 million • Free cash flow* of $16.8 million • Net debt of $156 million; leverage ratio1 of 1.50 ($ in millions, except per share amounts) KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 12

$3.5 $21.1 $22.6 $38.1 $16.8 1Q20 2Q20 3Q20 4Q20 1Q21 FREE CASH FLOW* OPERATING CASH FLOW 17.1% 17.4% 19.4% 19.1% 18.0% 1Q20 2Q20 3Q20 4Q20 1Q21 28.7% 29.5% 28.4% 28.1% 28.7% 1Q20 2Q20 3Q20 4Q20 1Q21 42.9% 43.5% 44.2% 44.1% 43.9% 1Q20 2Q20 3Q20 4Q20 1Q21 Key Consolidated Financial Metrics CASH FLOW $22.0 $24.4 $40.3 GROSS MARGIN $6.2 ($ in millions) SG&A ADJUSTED EBITDA MARGIN* $19.1 (as a % of revenue) KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 13

1Q20 to 1Q21 Adjusted Diluted EPS* KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 14 $1.09 $0.35 $0.09 $0.08 $0.04 $0.03 ($0.23) ($0.01) ($0.01) $1.43 $0.00 $0.50 $1.00 $1.50 $2.00

Key Liquidity Metrics $ in millions Q1 21 Q4 20 Q1 20 Cash, cash equivalents, and restricted cash $66.7 $66.7 $62.1 Debt $217.3 $228.0 $289.5 Lease obligations $5.2 $5.5 $5.9 Net Debt $155.8 $166.8 $233.3 Leverage ratio1 1.50 1.61 2.04 Working capital % LTM revenue2 15.1% 14.2% 14.2% Cash conversion days3 123 125 119 • Net debt decreased 33% from Q1 2020 • Paid down $9 million of debt in the first quarter of 2021 • Our liquidity remains solid with over $450 million in borrowing capacity • Approximately $193 million under our revolving credit facility; an additional uncommitted $150 million • Up to $115 million through our note purchase agreement KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 15

Financial Outlook for 2021 16KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. • Revenue of $710 to $730 million, up 12% to 15% over 2020 • Gross margin of 43%

Questions & Answers To ask a question, please call 888-326-8410 within the U.S. or +1 704-385-4884 outside the U.S. and reference 418 9188. Please mute the audio on your computer. KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 17

2021 Key Priorities 18 MEET OUR CUSTOMERS’ NEEDS ACCELERATE OUR REVENUE GROWTH MAINTAIN STRONG CASH FLOW CAPITALIZE ON NEW OPPORTUNITIES KAI 1Q21 BUSINESS REVIEW–MAY 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com May 5, 2021

APPENDIX First Quarter 2021 Business Review

Adjusted Diluted EPS Reconciliation Q1 21 Q1 20 Diluted EPS, as reported $1.43 $1.09 Amortization of Acquired Backlog, Net of Tax - - Adjusted Diluted EPS $1.43 $1.09 Free Cash Flow Reconciliation $ in thousands Q1 21 Q1 20 Operating Cash Flow $19,092 $6,169 Less Capital Expenditures (2,259) (2,686) Free Cash Flow $16,833 $3,483 Adjusted diluted EPS (earnings per share) is a non-GAAP financial measure. Free cash flow is a non-GAAP financial measure.

Adjusted EBITDA Reconciliation Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA in a given period by revenue in the same period. $ in thousands Q1 21 Q1 20 Net Income Attributable to Kadant $16,561 $12,531 Net Income Attributable to Noncontrolling Interest 235 125 Provision for Income Taxes 5,561 4,559 Interest Expense, Net 1,046 2,408 Other Expense, Net 24 32 Acquired Backlog Amortization 60 8 Depreciation and Amortization 7,626 7,590 Adjusted EBITDA $31,113 $27,253 Adjusted EBITDA Margin 18.0% 17.1%

Revenue by Customer Location $ in thousands Q1 21 Q1 20 Change Change Excl. Acquisition and FX North America $95,092 $93,823 $1,269 $12 Europe 44,641 36,014 8,627 4,719 Asia 21,813 15,908 5,905 4,347 Rest of World 10,917 13,382 (2,465) (2,263) TOTAL $172,463 $159,127 $13,336 $6,815

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6-9 is calculated using actual numbers reported in our press release dated May 4, 2021. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $30 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable.